UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00515

Wall Street EWM Funds Trust
(Exact name of registrant as specified in charter)

55 E. 52nd Street
New York, NY  10055
(Address of principal executive offices) (Zip code)

Frederick Taylor, President
Wall Street EWM Funds Trust
55 E. 52nd Street
New York, NY  10055
(Name and address of agent for service)

(800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT
December 31, 2022

EVERCORE EQUITY FUND
SHAREHOLDER LETTER (Unaudited)

Dear Shareholders,

The Evercore Equity Fund had a solid fourth quarter on an absolute basis and relative to the market, increasing 8.18% versus the S&P 500 Index return of 7.56%. Despite this strong fourth quarter, the Fund underperformed the S&P 500 Index for the year and generated a significant loss. For the full year 2022, the Fund declined 21.17% versus the S&P 500 Index loss of 18.11%.

The year 2022 was a brutal one for most asset classes with equities not spared. Within equities, while the Utilities sector did manage a modest positive return, Energy was the only sector with significantly positive results. The Evercore Equity Fund had no exposure to the Utilities sector and for most of the year only modest Energy exposure. We did add EOG Resources (EOG) in September, which was one of only seven of our holdings to generate a positive return for the year. Our largest sector overweight was to Consumer Discretionary. This sector declined 37% during the year. Our Consumer Discretionary holdings outperformed the sector in total; AutoZone (AZO) and TJX Companies (TJX) generated positive returns while others, including Amazon (AMZN) and Nike (NKE), declined significantly. A tough year indeed.

In the fourth quarter, we sold our Disney (DIS) holding and made modest additions to several of our portfolio holdings including Chubb (CB) and EOG Resources (EOG). For the year we added three new holdings and eliminated six, ending the year with thirty-five equity positions.

We begin 2023 with the market at about 17X earnings. This is down from about 21X at the beginning of 2022 and roughly “average” valuation for the last 25 years*. While valuation is not too predictive over the short term, it can be a decent marker for longer term returns. With the market where it is now, we believe we certainly could have high single digit returns over the next several years. The short term is always harder to predict. With the economy already weakening and the Federal Reserve intent on making sure that inflation is under control, it is our view that economic growth will likely be low, if positive at all. This is a difficult backdrop for robust earnings growth. That said, we believe that the Fund holdings should still be able to grow earnings even in a slower economy, through a combination of exposure to good end markets, cost management and market share gains.

At year-end, the total assets in the Fund were $313 million of which $11.9 million was in cash equivalents.

* Source: J.P. Morgan Guide to the Markets – January 31, 2023

Sincerely,

Timothy Evnin	Charles Ryan
Portfolio Manager	Portfolio Manager

Michael Seppelt
Portfolio Manager

This report must be preceded or accompanied by a prospectus.

The S&P 500 Index is a market-capitalization weighted index that includes the 500 most widely held common stocks. It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller and medium capitalization companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The Evercore Equity Fund is distributed by Quasar Distributors, LLC.

EVERCORE EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

	Shares	Value
COMMON STOCKS – 96.3%

Beverages – 2.4%
Constellation Brands,
Inc. – Class A	32,455	$7,521,446

Building Materials – 2.6%
Builders FirstSource, Inc.(a)	123,050	7,983,484

Chemicals – 2.1%
Celanese Corp.	65,540	6,700,810

Drugs – 2.4%
Abbott Laboratories	69,355	7,614,485

Electrical Equipment – 4.2%
CDW Corp.	59,190	10,570,150
Generac Holdings, Inc.(a)	26,800	2,697,688
		13,267,838

Energy – 2.3%
EOG Resources, Inc.	54,280	7,030,346

Financial Services – 14.3%
BlackRock, Inc. – Class A	8,160	5,782,421
JPMorgan Chase & Co.	63,500	8,515,350
Mastercard, Inc.	33,620	11,690,683
Morgan Stanley	118,940	10,112,279
The Blackstone Group
Inc. – Class A	115,340	8,557,074
		44,657,807

Health Care Services – 8.9%
Thermo Fisher Scientific, Inc.	25,230	13,893,909
UnitedHealth Group, Inc.	26,480	14,039,166
		27,933,075

Insurance – 2.8%
Chubb Ltd.	39,735	8,765,541

Office Equipment – 4.5%
Apple, Inc.	107,790	14,005,155

Pipelines – 3.0%
Williams Companies, Inc.	287,270	9,451,183

Property Management – 3.0%
CBRE Group,
Inc. – Class A(a)	122,530	9,429,909

Restaurants – 2.6%
McDonald’s Corp.	31,285	8,244,536

Retail – 4.8%
Best Buy Co., Inc.	80,015	6,418,003
TJX Companies, Inc.	109,835	8,742,866
		15,160,869

Semiconductors – 4.3%
NVIDIA Corp.	26,815	3,918,744
Texas Instruments, Inc.	57,845	9,557,151
		13,475,895

Services – 8.8%
Accenture PLC – Class A	32,530	8,680,305
Alphabet, Inc. – Class A(a)	42,440	3,744,481
Alphabet, Inc. – Class C(a)	90,005	7,986,144
Amazon.com, Inc.(a)	83,620	7,024,080
		27,435,010

Software – 9.5%
Adobe Systems, Inc.(a)	18,715	6,298,159
Ansys, Inc.(a)	15,485	3,741,021
Microsoft Corp.	59,615	14,296,869
SS&C Technologies
Holdings, Inc.	102,210	5,321,053
		29,657,102

Specialty Retail – 11.7%
AutoZone, Inc.(a)	4,775	11,776,009
BorgWarner, Inc.	166,390	6,697,198
Home Depot, Inc.	38,515	12,165,348
Nike, Inc. – Class B	50,220	5,876,242
		36,514,797

Telecommunications – 2.1%
American Tower Corp. – REIT	30,595	6,481,857
TOTAL COMMON STOCKS
(Cost $160,372,989)		$301,331,145

The accompanying notes are an integral part of these financial statements.

EVERCORE EQUITY FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2022

	Shares	Value
SHORT-TERM INVESTMENT – 3.8%
Invesco Government &
Agency Portfolio,
Institutional Class,
4.221% (b)	11,873,780	$11,873,780
TOTAL SHORT-TERM
INVESTMENT
(Cost $11,873,780)		11,873,780

TOTAL INVESTMENTS
(Cost $172,246,769) – 100.1%		$313,204,925
Liabilities in Excess
of Other Assets – (0.1)%		(176,564)
TOTAL NET
ASSETS – 100.0%		$313,028,361

Percentages are stated as percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown is the annualized seven-day effective yield as of December 31, 2022.
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

EVERCORE EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

ASSETS:
Investments, at value
(cost $172,246,769)	$313,204,925
Receivable for fund shares sold	239,683
Dividends receivable	170,525
Interest receivable	54,117
Prepaid expenses	27,531
Total Assets	313,696,781

LIABILITIES:
Payable for fund shares redeemed	368,267
Investment advisory
fee payable (Note 4)	202,832
Payable for fund administration
and accounting fees	53,721
Accrued expenses and other payables	43,600
Total Liabilities	668,420
NET ASSETS	$313,028,361

NET ASSETS CONSIST OF:
Capital stock	$175,359,837
Total distributable earnings	137,668,524
TOTAL NET ASSETS	$313,028,361

Shares outstanding (unlimited shares
authorized, no par value)	11,866,238
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$26.38

EVERCORE EQUITY FUND
STATEMENT OF OPERATIONS
For the year ended December 31, 2022

INVESTMENT INCOME:
Dividend Income	$4,571,808
Interest Income	223,904
Total investment income	4,795,712

EXPENSES:
Investment advisory fees (Note 4)	2,455,225
Fund administration and accounting fees	348,622
Legal fees	57,490
Federal and state registration fees	35,212
Trustees’ fees and expenses (Note 4)	44,497
Transfer agent fees and expenses	37,104
Insurance expense	22,746
Custody fees	17,581
Audit and tax fees	16,754
Reports to shareholders	8,975
Miscellaneous expenses	5,622
Total expenses	3,049,828
NET INVESTMENT INCOME	1,745,884

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on
investment transactions	(2,046,619)
Change in unrealized depreciation
on investments	(81,222,581)
Net realized and unrealized
loss on investments	(83,269,200)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(81,523,316)

The accompanying notes are an integral part of these financial statements.

EVERCORE EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year	Year
	Ended	Ended
	December 31,	December 31,
	2022	2021
OPERATIONS:
Net investment income	$1,745,884	$116,940
Net realized gain (loss) on
investment transactions	(2,046,619)	11,554,099
Change in unrealized
appreciation (depreciation)
on investments	(81,222,581)	72,214,842
Net increase (decrease) in
net assets resulting
from operations	(81,523,316)	83,885,881

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	34,959,294	41,434,922
Cost of shares redeemed	(19,484,686)	(16,369,876)
Reinvested distributions	644,095	11,401,814
Net increase in net assets
resulting from capital
share transactions	16,118,703	36,466,860

DISTRIBUTIONS TO
SHAREHOLDERS	(1,742,369)	(11,570,770)

TOTAL INCREASE
(DECREASE) IN
NET ASSETS	(67,146,982)	108,781,971

NET ASSETS:
Beginning of year	380,175,343	271,393,372
End of year	$313,028,361	$380,175,343

EVERCORE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2022

1. Organization
The Evercore Equity Fund (the “Fund”) is the sole series of Wall Street EWM Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 12, 2011. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund is a diversified series with its own investment objectives and policies within the Trust. Prior to May 1, 2021, the Fund had a secondary objective of income generation through the selection of dividend paying securities. The Fund seeks to produce growth of capital by investing principally in a diversified portfolio of common stocks.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last sale price. Investments in open-end mutual funds (other than exchange-traded funds) are valued at their respective net asset values (“NAV”) on the valuation date.  The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund's NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Evercore Wealth Management, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation

The accompanying notes are an integral part of these financial statements.

EVERCORE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2022

Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

U.S. GAAP requires disclosures regarding the valuation inputs and techniques used to measure fair value and any changes in such valuation inputs and techniques. The various inputs used in determining the value of each of the Fund’s investments are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments. As of December 31, 2022, the Fund’s investments were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value
Common
Stocks*	$301,331,145	$—	$—	$301,331,145
Short-Term
Investment	11,873,780	—	—	11,873,780
Total
Investments	$313,204,925	$—	$—	$313,204,925

* Please refer to the Schedule of Investments for further industry breakout.

(b) Federal Income and Excise Taxes – The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended December 31, 2019.

(c) Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gain, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.

(d) Securities Transactions and Investment Income – Investment transactions are recorded on the trade date for financial statement purposes. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”) may be characterized as ordinary income, net capital gain, or a return of capital.  The proper characterization of REIT and MLP distributions is generally not known until after the end of each calendar year.  The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes.  Due to the nature of REIT and MLP investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or NAV per share. As of December 31, 2022, no reclassifications were made.

EVERCORE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2022

3. Investment Transactions
The aggregate purchases and sales of securities for the year ended December 31, 2022, excluding short-term investments, were $54,533,366 and $36,943,469, respectively. There were no purchases or sales of long-term U.S. government securities.

4. Investment Adviser
The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain trustees and officers of the Fund are also officers and directors of the Adviser. Pursuant to this Agreement, the Adviser is entitled to receive a management fee, calculated daily and payable monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and reimburse the Fund’s other expenses to the extent necessary to ensure that the total annual operating expenses (excluding all federal, state and local taxes, interest, dividends and interest on short positions, acquired fund fees and expenses, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 1.00% of the Fund’s average daily net assets.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal period during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. As of December 31, 2022, the Adviser has recouped all eligible previously waived expenses.

Mr. Frederick Taylor serves as an Interested Trustee on the Trust as that term is defined in Section 2(a)(19) of the 1940 Act because of his association with the Adviser. For his services on the Board of Trustees, Mr. Taylor receives an annual fee of $15,000 from the Fund.

5. Shares of Common Stock
Transactions in shares of common stock were as follows:

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Shares Sold	1,225,190	1,366,706
Shares Redeemed	(680,891)	(529,062)
Shares Reinvested	24,305	338,634
Net Increase	568,604	1,176,278
Shares Outstanding:
Beginning of Year	11,297,634	10,121,356
End of Year	11,866,238	11,297,634

6. Tax Information
As of December 31, 2022, the Fund’s most recently completed fiscal year end, cost of investments and distributable earnings on a tax basis were as follows:

Cost of Investments	$173,593,566
Gross tax unrealized appreciation	$151,786,846
Gross tax unrealized depreciation	(12,175,487)
Net unrealized appreciation	139,611,359
Undistributed ordinary income	103,784
Undistributed long-term capital gain	—
Other accumulated loss	(2,046,619)
Distributable earnings	$137,668,524

The tax character of distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	2022	2021
Ordinary Income	$1,737,257	$748,050
Long-Term Capital Gain	$5,112	$10,822,720

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward and offset such losses against any future realized capital gains. At December 31, 2022, the Fund had a short-term capital loss carryover of $2,046,619, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss arising on the first day of the next taxable year. Qualified late year losses are certain capital losses which occur during the portion of the Fund’s taxable year subsequent to October 31. The Fund does not plan to defer any later year ordinary or post-October capital losses.

7. Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8. General Risk
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund

EVERCORE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2022

invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and has had and could continue to have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, have had and could continue to have a significant adverse impact on the Russian economy and related markets. Additional sanctions could be imposed in the future. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

9. Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2022, SEI Private Trust Company, for the benefit of Fund shareholders, owned 82.8% of the outstanding shares of the Fund.

10. Subsequent Events
Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

THE EVERCORE EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period

	Years Ended December 31,
	2022	2021		2020	2019	2018	2017	2016	2015	2014	2013
Per Share Data
Net asset value, beginning of year	$33.65	$26.81		$21.80	$16.10	$17.32	$14.07	$13.40	$14.39	$13.23	$9.84

Income from investment operations:
Net investment income(1)	0.15	0.01		0.01	0.08	0.02	0.02	0.02	0.04	0.02	0.02
Net realized and unrealized
gain (loss) on investments	(7.27)	7.88		5.24	6.11	(0.88)	3.55	0.69	(0.37)	2.07	3.68
Total from investment operations	(7.12)	7.89		5.25	6.19	(0.86)	3.57	0.71	(0.33)	2.09	3.70

Less distributions:
Distributions from net investment income	(0.15)	(0.00	)(2)	(0.02)	(0.08)	(0.04)	(0.05)	(0.03)	(0.04)	(0.02)	(0.03)
Distributions from net realized
gains from security transactions	0.00	(1.05)		(0.22)	(0.41)	(0.32)	(0.27)	(0.01)	(0.62)	(0.91)	(0.28)
Total distributions	(0.15)	(1.05)		(0.24)	(0.49)	(0.36)	(0.32)	(0.04)	(0.66)	(0.93)	(0.31)
Net asset value, end of year	$26.38	$33.65		$26.81	$21.80	$16.10	$17.32	$14.07	$13.40	$14.39	$13.23

Total return	(21.17)%	29.46%		24.12%	38.46%	(4.94)%	25.35%	5.31%	(2.30)%	15.74%	37.65%

Supplemental data and ratios:
Net assets, end of year (in 000’s)	$313,028	$380,175		$271,393	$203,115	$137,523	$143,081	$114,616	$109,354	$97,184	$78,048
Ratio of operating expenses to
average net assets, before
reimbursements/recoupment:	0.93%	0.95%		0.98%	0.99%	1.02%	1.06%	1.07%	1.07%	1.29%	1.25%
Ratio of operating expenses to
average net assets, net of
reimbursements/recoupment:	0.93%	0.96%		1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss)
to average net assets, before
reimbursements/recoupment:	0.53%	0.05%		0.10%	0.43%	0.11%	0.06%	0.08%	0.27%	(0.14)%	(0.10)%
Ratio of net investment income (loss)
to average net assets, net of
reimbursements/recoupment:	0.53%	0.04%		0.08%	0.42%	0.13%	0.12%	0.16%	0.34%	0.15%	0.15%
Portfolio turnover rate	11.68%	9.12%		8.13%	15.11%	14.13%	10.73%	22.60%	23.52%	21.53%	36.65%
__________

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Amount per share is less than $0.01.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Wall Street EWM Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wall Street EWM Funds Trust comprising Evercore Equity Fund (the “Fund”) as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the ten years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005.

COHEN & COMPANY, LTD.
Chicago, Illinois
February 27, 2023

EVERCORE EQUITY FUND
PERFORMANCE INFORMATION
For periods ended December 31, 2022 (Unaudited)

Value of $10,000 Investment

This chart assumes an initial investment of $10,000 on December 31, 2012. Fund performance reflects any fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns
for the Years Ended December 31, 2022

	One Year	Five Years	Ten Years
Evercore Equity Fund	-21.17%	10.76%	13.10%
S&P 500 Index[1]	-18.11%	9.42%	12.56%

Index performance is for illustrative purposes only and does not reflect any fees, expenses, or taxes. Direct investment in the indexes is not available.
[1]	S&P 500 Index – an unmanaged market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks.

The accompanying notes are an integral part of these financial statements.

EVERCORE EQUITY FUND
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period(1)
	Value	Value	(7/1/22 to
	(7/1/22)	(12/31/22)	12/31/22)
Actual(2)	$1,000.00	$1,012.50	$4.72
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.52	$4.74

(1)
Expenses are equal to the Fund’s annualized expense ratio of 0.94% for the six-months ended December 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2022 of 1.25%.

EVERCORE EQUITY FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2022 (Unaudited)

EVERCORE EQUITY FUND
TRUSTEES AND OFFICERS (Unaudited)

The business affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-443-4693.

		Term of		Number of
		Office and		Portfolios in
		Length of	Principal	Fund Complex	Other Directorships
Name, Address		Time	Occupation During	Overseen	Served During
and Age	Position	Served*	Past Five Years	by Trustee	Past Five Years
INDEPENDENT
TRUSTEES:
Laird I. Grant	Trustee	Since 2012	Retired; Managing Director	1	Trustee, Community
55 East 52nd Street,			and Senior Portfolio Manager,		Foundation of Collier
23rd Floor			U.S. Trust Company of		County 2014-2017;
New York, NY 10055			Florida, 2001-2008.		Chair of the Investment
Year of Birth: 1945					Committee, Community
Foundation of Collier
County 2014-2017;
David Lawrence Center
2019-Present; Chair of
the Investment
Committee, David
Lawrence Center
2021-Present;
Toscana at Bay Colony
2019-2021.

Katharine Plourde	Trustee	Since 2014	Private Investor; Corporate	1	Albany International
55 East 52nd Street,			Director of three NYSE-listed		2013-Present.
23rd Floor			companies: Pall Corporation,
New York, NY 10055			OM Group, and Albany
Year of Birth: 1951			International.

INTERESTED
TRUSTEE:
Frederick Taylor**	Chairman,	Since 2013	Senior Advisor, Evercore	1	John’s Island Golf Club,
55 East 52nd Street,	Trustee, and		Wealth Management, LLC		2012-2020; Vero Beach
23rd Floor	President		2008-Present.		Museum and Vero Beach
New York, NY 10055					Museum Endowment
Year of Birth: 1941					Trust Board, 2012-2020;
Trustee Emeritus,
Wesleyan University,
2006-Present.

EVERCORE EQUITY FUND
TRUSTEES AND OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office and		Portfolios in
		Length of	Principal	Fund Complex	Other Directorships
Name, Address		Time	Occupation During	Overseen	Served During
and Age	Position	Served*	Past Five Years	by Trustee	Past Five Years
OFFICERS:
Ruth P. Calaman	Executive	Since 2012	Chief Compliance Officer,	N/A	None
55 East 52nd Street,	Vice		Evercore Wealth Management
23rd Floor	President,		LLC and Evercore Trust
New York, NY10055	Secretary		Company, N.A. since 2011.
Year of Birth: 1966	and Chief
Compliance
Officer

Dianna Caban	Executive	Since 2019	Director, Evercore Wealth	N/A	None
55 East 52nd Street,	Vice		Management, LLC since 2008.
23rd Floor	President
New York, NY 10055	and
Year of Birth: 1961	Treasurer

*
Each Trustee serves for an indefinite term until his or her successor is duly elected and qualifies, unless the Trustee resigns, dies or is removed in accordance with the provisions of the Fund’s By-Laws.

**	Denotes a Trustee who is an “interested person of the Trust” as that term is defined in Section 2 (a)(19) of the 1940 Act because of his association with EWM.

EVERCORE EQUITY FUND
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

On September 6, 2022, the Board of Trustees, including each of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Wall Street EWM Funds Trust or Evercore Wealth Management, LLC (“EWM” or the “Adviser”) (the “Independent Trustees”), considered and unanimously approved the continuation for a one year period of the investment advisory agreement (the “Advisory Agreement”) with EWM, effective October 1, 2022. In reaching its decision to approve the continuation of the Advisory Agreement, the Board considered the overall fairness of the Advisory Agreement and whether the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to the Fund, including: (1) the nature, extent, and quality of the services provided by EWM, including the performance of the Fund and EWM; (2) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (3) the extent to which EWM realizes economies of scale as the Fund grows larger and shares those economies with the Fund and its shareholders; (4) the cost of the services provided and the profits realized by EWM and its affiliates from services rendered to the Fund (the “profitability” of the Fund to EWM); and (5) other indirect benefits to EWM and its affiliates attributable to its relationship with the Fund. In approving the Advisory Agreement, the Board did not identify any single factor or particular information as all-important or controlling and each Trustee may have attributed different weight to each factor. In connection with its deliberations, the Board took into account information provided throughout the year at its meetings, as well as information provided specifically in connection with the annual renewal process, as discussed below.

Nature, Extent and Quality of Services to be Provided. The Board considered the scope of services to be provided under the Advisory Agreement between the Fund and EWM, noting that EWM will continue to provide investment management services to the Fund which include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by EWM on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Board considered EWM’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the Fund’s portfolio managers and other key personnel at EWM. The Board reviewed the Fund’s short- and long-term investment performance for the various periods ended June 30, 2022, together with the relative performance of comparable benchmarks and of funds in the Lipper Multi-Cap Core category (as provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund data and analytics). In connection with its review, the Board also considered information regarding EWM’s code of ethics and compliance program, supported by EWM management and other key personnel, and noted the resources and personnel allocated to these functions, as well as the firm’s compliance history with respect to the Fund. The Board evaluated EWM’s financial condition, noting that it appeared to be sufficiently capitalized to provide high quality services to the Fund, and considered EWM’s history, reputation and resources. The Board concluded that EWM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement. The Board concluded that it is satisfied with the nature, extent and quality of services provided by EWM to the Fund pursuant to the Advisory Agreement.

Comparative Fee and Expense Data. The Board considered a comparative analysis of the advisory fee and total expense ratio of the Fund and those of a peer group of funds within the Lipper Multi-Cap Core category as prepared by Broadridge. The Board also considered a comparative analysis of expenses borne by the Fund and those of funds within the Morningstar U.S. Fund Large Growth category that was prepared by the Fund’s administrator, U.S. Bancorp Fund Services, LLC, but that included certain data obtained from Broadridge. The Board noted that the Fund’s investment advisory fee was below the median and above the asset-weighted average reported for its Lipper peer expense group and above the average and median investment advisory fees reported for its Morningstar peer group. The Board noted that the Fund’s total expenses were slightly higher than the median total expenses (after fee waivers and expense reimbursements, if any) reported for its Lipper peer expense group and were lower than the average and median total expenses (after fee waivers and expense reimbursements) reported for its Morningstar peer group. While recognizing that it is difficult to compare investment advisory fees since

EVERCORE EQUITY FUND
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

investment advisory services provided may vary from one investment adviser to another and for other reasons, the Board concluded that EWM’s investment advisory fee is reasonable.

Economies of Scale. The Board considered whether the Fund is experiencing and would benefit from any economies of scale, noting that the current investment advisory fee for the Fund does not contain breakpoints. The Board determined that the investment advisory fees are reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current relatively modest level of the Fund’s assets. In this regard, the Board noted that EWM had agreed to reimburse Fund operating expenses in order to maintain a competitive expense ratio, and that the Fund’s total operating expenses for the prior year (excluding the recoupment by the Adviser of previously waived expenses) were below its expense limitation. After discussion, the Board determined that the current investment management fee structure was reasonable.

Cost of Advisory Services and Profitability. The Board considered the annual investment advisory fee paid by the Fund to EWM in the amount of 0.75% of the Fund’s average annual daily net assets for services to be rendered to the Fund by EWM and its affiliates. The Board noted the relatively modest size of the Fund, the competitive level of the advisory fee charged by EWM, and profitability information regarding the level of profits realized by the Adviser in connection with the operation of the Fund. The Board reviewed the methodology followed in allocating costs to the Fund, while recognizing that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was generally consistent with that followed in profitability report presentations for the Fund made in prior years. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations, and determined that EWM’s profitability with respect to the Fund was reasonable. The Board further noted that EWM has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its investment advisory fees, in order to ensure that total annual fund operating expenses (excluding all federal, state and local taxes, interest, dividends and interest on short positions, acquired fund fees and expenses, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 1.00% of the Fund’s average daily net assets annually. The Board noted that the Fund was operating below its expense limitation. In this regard, the Board noted that, while it is possible that the Fund’s operating expenses may increase at a future time, the Fund’s operating expenses limitation arrangement will continue in effect until at least April 30, 2024 at which point it would be subject to renewal for successive terms.

Other Indirect Benefits. The Board also considered the extent to which EWM derives indirect benefits from Fund operations. In this regard, the Board noted that EWM does not intend to use an affiliated broker-dealer to perform trading for the Fund. The Board also noted that EWM would continue its existing practice, which allows the use of soft dollar arrangements consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and that research services furnished by broker-dealers and other third-parties as a result of such arrangements may be beneficial to EWM and its other clients, as well as the Fund. The Board also considered that, conversely, the Fund may benefit from research services obtained by EWM from the placement of portfolio brokerage of other clients. The Board also considered that the Fund is offered to EWM’s advisory clients who invest in the Fund, which benefits EWM financially and in other ways. Based on its review, the Board determined that indirect benefits that may accrue to EWM are fair and reasonable. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded based on its business judgment that the approval of the Advisory Agreement is in the best interests of the Fund and its shareholders.

**********

ADDITIONAL INFORMATION
December 31, 2022 (Unaudited)

Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at (800) 443-4693. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1- 800-SEC-0330. In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.evercoreequityfund.com on a monthly basis.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended December 31, 2022, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was 100% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 87(k)(2)(c) was 0.00%.

LIQUIDITY RISK MANAGEMENT PROGRAM
December 31, 2022 (Unaudited)

Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Fund’s Board of Trustees has approved the designation of the Fund’s investment adviser, Evercore Wealth Management, LLC, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program, and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. At a meeting of the Fund’s Board of Trustees held on November 22, 2022, the Trustees received a report from the Program Administrator addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. The Program Administrator determined, and reported to the Board, that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk. The Program Administrator reported that during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders.

There can be no assurance that the Program will achieve its objective in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

TRUSTEES
Frederick Taylor, Chairman
Laird I. Grant
Katharine Plourde

OFFICERS
Frederick Taylor, President
Ruth Calaman, Executive Vice President,
  Secretary & Chief Compliance Officer
Dianna Caban,
  Executive Vice President & Treasurer

INVESTMENT ADVISOR
Evercore Wealth Management, LLC.
55 East 52nd Street
23rd Floor
New York, New York 10055

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bank Global Fund Services
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, Illinois 60606

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

EVERCORE EQUITY FUND
55 East 52nd Street
23rd Floor
New York, New York 10055
(800) 443-4693
http://www.evercoreequityfund.com

(b)   Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “Other services” provided by the principal accountant.  For the fiscal years ended December 31, 2022 and December 31, 2021, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
(a) Audit Fees	15,000	14,250
(b) Audit-Related Fees	0	0
(c) Tax Fees	3,000	2,500
(d) All Other Fees	0	0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:
.
	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)   All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(i) Not applicable.

(j) Not applicable.
Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)          Wall Street EWM Funds Trust

By (Signature and Title)*    /s/Frederick Taylor
Frederick Taylor, President

Date    March 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Frederick Taylor
Frederick Taylor, President

Date    March 7, 2023

By (Signature and Title)*    /s/Dianna Caban
Dianna Caban, Treasurer

Date    March 7, 2023

* Print the name and title of each signing officer under his or her signature.